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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  March 1, 1998


                           PROVIDENT COMPANIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                1-11834            62-1598430
------------------------------  -----------      ------------------
(State or other jurisdiction    (Commission       (I.R.S. Employer
        of incorporation)       File Number)     Identification No.)


               One Fountain Square, Chattanooga, Tennessee 37402
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          (Address of principal executive offices, including Zip Code)


                                 (423) 755-1011
                                 --------------
               Registrant's telephone number, including area code


                                      N/A
                                      ---
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On March 1, 1998, Provident Companies, Inc. and Provident Financing Trust I (the "Provident Trust") offered for sale pursuant to a preliminary prospectus, subject to completion, $250,000,000 aggregate amount of Capital Securities representing preferred undivided beneficial interests in the assets of Provident Trust. This current report on Form 8-K is being filed for the purpose of filing as exhibits to the Provident Companies, Inc. and Provident Trust Registration Statement on Form S-3, File No. 333-25009, (i) the Form T-1 for the Trustee under the Amended and Restated Declaration of Trust and (ii) the Form T-1 for the Trustee under the Guarantee Agreement. Both the Amended and Restated Declaration of Trust and the Guarantee Agreement will be entered into in connection with the proposed sale of Capital Securities of the Provident
Trust.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PROVIDENT COMPANIES, INC.
                                  (REGISTRANT)

                                /s/ Thomas R. Watjen
                                ---------------------------------------------
                                    Thomas R. Watjen
                                    Vice Chairman and Chief Financial Officer



Date: March 4, 1998

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                                 EXHIBIT INDEX


    99.1 Statement of Eligibility and Qualification of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank under the Amended and Restated Declaration of Trust.

    99.2 Statement of Eligibility and Qualification of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank under the Guarantee Agreement.

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